UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    September 10, 2008

Roberts Realty Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

     001-13183                                 58-2122873

     (Commission File Number)     (IRS Employer Identification No.)

     450 Northridge Parkway, Suite 302, Atlanta, Georgia             30350

             (Address of Principal Executive Offices)                       (Zip Code)

(770) 394-6000

(Registrant’s Telephone Number, Including Area Code)

___________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

Roberts Realty Investors, Inc. issued a press release on September 10, 2008 announcing that it has renewed four loans totaling $18,245,000, extended the maturities to various dates during 2010 and reduced the principal amount of these loans by a total of $1,552,000. The four loans are secured by properties located in north metropolitan Atlanta, Georgia. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.     Exhibit

99.1               Press release issued by Roberts Realty Investors, Inc. on September 10, 2008.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: September 11, 2008	By: /s/ Charles R. Elliott
Charles R. Elliott
Chief Financial Officer